UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

Templeton Global Opportunities Trust
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

 (Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _12/31__

Date of reporting period:  6/30/15_

Item 1. Reports to Stockholders.

Semiannual Report and Shareholder Letter

June 30, 2015

Templeton Global Opportunities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton Global Opportunities
Trust	3
Performance Summary	7
Your Fund’s Expenses	9
Financial Highlights and
Statement of Investments	11
Financial Statements	18
Notes to Financial Statements	21
Shareholder Information	30

Semiannual Report

Templeton Global Opportunities Trust

This semiannual report for Templeton Global Opportunities Trust covers the period ended June 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located anywhere in the world, including developing or emerging markets.

Performance Overview

The Fund’s Class A shares delivered a +2.28% cumulative total return for the six months under review. In comparison, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, generated a +2.97% total return.1 Please note that performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while gold prices declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data. In its June meeting, the Fed lowered its economic growth forecast for 2015 and raised unemployment estimates given the weak start to the year.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. Near period-end, the Conservative Party’s unexpected victory in the U.K. general elections supported investor sentiment. In the eurozone, economic growth improved somewhat during the six-month period. Spain expanded at a solid pace, and France and Italy returned to growth in 2015’s first quarter. However, Germany, the region’s largest economy, slowed during the first quarter amid sluggish exports. The region avoided deflation as the annual inflation rate rose in May. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker

1. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 14.

franklintempleton.com

Semiannual Report | 3

TEMPLETON GLOBAL OPPORTUNITIES TRUST

euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, but Greece’s debt situation remained a major concern.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. A ceasefire agreement between Russia and Ukraine helped emerging market stocks early in the period. However, Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions.

Manager’s Discussion

During the six months under review, stock selection in Europe contributed notably to returns relative to the MSCI ACWI. Our stock selection in the U.K., stock selection and an overweighted allocation in France, and an overweighting in the Netherlands

Top 10 Countries
6/30/15
% of Total
Net Assets
U.S.	29.1%
U.K.	10.9%
China	9.9%
France	7.6%
South Korea	6.9%
Japan	4.7%
Netherlands	4.5%
India	3.7%
Switzerland	3.4%
Germany	3.1%

were beneficial. The Fund’s investments in Asia as a region detracted, but an overweighting in China, and stock selection in Hong Kong contributed. On a sector basis, stock selection in energy, especially in oil, gas and consumable fuels, contributed to relative performance.3 Stock selection in financials, an overweighted allocation to health care and a lack of exposure to utilities also helped.4

In the energy sector, an off-benchmark position in liquefied petroleum gas distributor NewOcean Energy Holdings (Hong Kong) and oilfield services provider Petrofac (U.K.) aided results. During the period, oil prices rebounded somewhat despite higher inventories and strong global supplies because of rising global demand. Toward period-end, a decline in U.S. inventories, a sharp drop in the number of active U.S. oil rigs and unrest in the Middle East also supported oil prices. Petrofac’s share price rose after it reported an increase in order backlog due to strong performance of its engineering and construction division and based on news that its high-cost flagship North Sea project was nearing completion. Within financials, Japanese insurer Sompo Japan Nipponkoa Holdings and commercial bank ING Groep (Netherlands) contributed to relative results. Sompo Japan’s share price rose after it announced its plan to buy a stake in French reinsurer Scor to diversify its revenue stream and obtain stable profit margins. ING’s shares rallied, particularly in the first quarter of 2015, as the company continued to reduce its ownership of NN Group. This is one of the final steps in the company’s transformation into a simple and well-capitalized bank following the sale of its U.S. insurance operations and its stake in a Brazil-based insurer. In the

2. Source: MSCI.

3. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

4. The financials sector comprises banks, consumer finance, capital markets, insurance, and real estate management and development in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

4 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Top 10 Sectors/Industries
6/30/15
% of Total
Net Assets
Banks	15.7%
Pharmaceuticals	11.6%
Oil, Gas & Consumable Fuels	6.3%
Insurance	5.3%
Biotechnology	5.0%
Energy Equipment & Services	4.1%
Auto Components	3.9%
Technology Hardware, Storage & Peripherals	3.2%
Capital Markets	2.8%
Software	2.6%

health care sector, Chinese pharmaceutical companies Shanghai Pharmaceuticals Holding and Sinopharm Group and U.S. biotechnology firm Gilead Sciences aided relative returns. Shanghai Pharmaceuticals’ stock price increased after the central government lifted price controls for most medicines. The company’s shares also benefited from its strategic partnership with e-commerce company Beijing Jingdong Century Trading that involved sharing resources and obtaining business synergies. In other sectors, off-benchmark positions in information technology (IT) solutions provider Digital China Holdings (China) and auto parts manufacturer Unipres (Japan) as well as a holding in logistics firm TNT Express (Netherlands) aided relative returns.

In contrast, weighing on relative returns was stock selection in North America, particularly in the U.S., although an underweighting in the region mitigated some of the negative effect. Asia as a region hurt relative performance, particularly due to an overweighting and stock selection in South Korea. Although the Fund’s European holdings contributed to relative performance, an overweighting in Turkey and stock selection in Germany hindered results. On a sector basis, stock selection in industrials detracted from relative performance, particularly in the machinery industry and aerospace and defense industry.5 Stock selection in consumer discretionary, especially in the textiles, apparel and luxury goods industry and media industry, hindered results.6

Top 10 Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Gilead Sciences Inc.	2.1%
Biotechnology, U.S.
Microsoft Corp.	2.0%
Software, U.S.
Amgen Inc.	1.8%
Biotechnology, U.S.
Teva Pharmaceutical Industries Ltd., ADR	1.8%
Pharmaceuticals, Israel
Samsung Electronics Co. Ltd.	1.8%
Technology Hardware, Storage & Peripherals, South Korea
Hana Financial Group Inc.	1.7%
Banks, South Korea
KB Financial Group Inc.	1.6%
Banks, South Korea
Citigroup Inc.	1.6%
Banks, U.S.
Morgan Stanley	1.5%
Capital Markets, U.S.
Roche Holding AG	1.4%
Pharmaceuticals, Switzerland

Our stock selection in IT, notably in technology hardware, storage and peripherals, was another detractor.7 Stock selection in the tobacco industry within consumer staples also detracted from relative returns.8

Within industrials, an off-benchmark position in truck maker Navistar International (U.S.), as well as holdings in aerospace company Embraer (Brazil) and automobile and equipment manufacturer Weichai Power (China), hurt relative performance. Navistar International’s stock price fell after it reported weaker-than-expected earnings and a decline in revenue in the second quarter. Despite an industry-wide rise in demand for heavy vehicles, heightened competition among industry players led to a decline in the company’s market share for heavy vehicles. In consumer discretionary, luxury goods retailer Michael Kors Holdings (U.S.) was a key detractor. The company’s shares fell after it reported lower-than-expected fourth-quarter earnings and provided a weak revenue outlook. Within IT, technology solutions provider Hewlett-Packard (U.S.) detracted.

5. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, industrial conglomerates and machinery in the SOI.
6. The consumer discretionary sector comprises auto components; automobiles; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.
7. The IT sector comprises communications equipment; electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and
technology hardware, storage and peripherals in the SOI.
8. The consumer staples sector comprises food and staples retailing and tobacco in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report | 5

TEMPLETON GLOBAL OPPORTUNITIES TRUST

In other sectors, South Korean bank Hana Financial Group, oil and natural gas company Chesapeake Energy (U.S.), steel manufacturer POSCO (South Korea), cigarette company Gudang Garam (Indonesia) and an off-benchmark position in Turkish telecommunication services provider Turkcell Iletisim hurt relative performance. POSCO’s share price declined after news that a major shareholder sold its stake. Highlighting POSCO’s weak credit quality, international credit rating agency Moody’s Investors Service revised its outlook on the company to negative from stable.

Thank you for your continued participation in Templeton Global Opportunities Trust. We look forward to serving your future investment needs.

                              Cindy L. Sweeting, CFA

                          Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	12/31/14	Change
A (TEGOX)	$21.05	$20.58	+$0.47
C (TEGPX)	$20.53	$20.14	+$0.39
Advisor (FGOZX)	$21.05	$20.55	+$0.50

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[1]	Total Return[2]	Investment[3]	Operating Expenses[4]
A				1.31%
6-Month	+2.28%	-3.62%	$9,638
1-Year	-5.32%	-10.75%	$8,925
5-Year	+63.08%	+8.98%	$15,369
10-Year	+82.67%%	+5.59%	$17,221
C				2.06%
6-Month	+1.94%	+0.94%	$10,094
1-Year	-5.99%%	-6.86%	$9,314
5-Year	+57.11%	+9.46%	$15,711
10-Year	+69.49%	+5.42%	$16,949
Advisor[5]				1.06%
6-Month	+2.43%	+2.43%	$10,243
1-Year	-5.03%	-5.03%	$9,497
5-Year	+65.27%	+10.57%	$16,527
10-Year	+85.64%	+6.38%	$18,564

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com

Semiannual Report | 7

TEMPLETON GLOBAL OPPORTUNITIES TRUST

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, includ-
ing currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the
Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated bene-
fits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +91.78%
and +11.14%.

8	|	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report | 9

TEMPLETON GLOBAL OPPORTUNITIES TRUST
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
A
Actual	$1,000	$1,022.80	$6.67
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.66
C
Actual	$1,000	$1,019.40	$10.41
Hypothetical (5% return before expenses)	$1,000	$1,014.48	$10.39
Advisor
Actual	$1,000	$1,024.30	$5.42
Hypothetical (5% return before expenses)	$1,000	$1,019.44	$5.41

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.33%; C: 2.08%; and Advisor: 1.08%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

10 | Semiannual Report

franklintempleton.com

		TEMPLETON GLOBAL OPPORTUNITIES TRUST

Financial Highlights
	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.58	$23.32	$18.72	$15.57	$17.72	$17.09
Income from investment operations[a]:
Net investment income[b]	0.17	0.36 [c]	0.22	0.27	0.28	0.20
Net realized and unrealized gains (losses)	0.30	(1.29)	4.59	3.19	(2.14)	0.68
Total from investment operations	0.47	(0.93)	4.81	3.46	(1.86)	0.88
Less distributions from:
Net investment income	—	(0.48)	(0.21)	(0.31)	(0.29)	(0.25)
Net realized gains	—	(1.33)	—	—	—	—
Total distributions	—	(1.81)	(0.21)	(0.31)	(0.29)	(0.25)
Net asset value, end of period	$21.05	$20.58	$23.32	$18.72	$15.57	$17.72

Total return[d]	2.28%	(4.06)%	25.75%	22.27%	(10.48)%	5.20%

Ratios to average net assets[e]
Expenses	1.33%[f]	1.31%	1.32%	1.35%	1.33%	1.34%[g]
Net investment income	1.62%	1.52%[c]	1.04%	1.58%	1.61%	1.22%

Supplemental data
Net assets, end of period (000’s)	$450,237	$471,936	$583,419	$625,145	$625,783	$801,797
Portfolio turnover rate	8.82%	23.19%	28.17%	20.13%	27.30%	23.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.88%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 11

TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.14	$22.85	$18.40	$15.32	$17.41	$16.79
Income from investment operations[a]:
Net investment income[b]	0.09	0.17 [c]	0.06	0.14	0.15	0.08
Net realized and unrealized gains (losses)	0.30	(1.25)	4.50	3.12	(2.08)	0.66
Total from investment operations	0.39	(1.08)	4.56	3.26	(1.93)	0.74
Less distributions from:
Net investment income	—	(0.30)	(0.11)	(0.18)	(0.16)	(0.12)
Net realized gains	—	(1.33)	—	—	—	—
Total distributions	—	(1.63)	(0.11)	(0.18)	(0.16)	(0.12)
Net asset value, end of period	$20.53	$20.14	$22.85	$18.40	$15.32	$17.41

Total return[d]	1.94%	(4.79)%	24.83%	21.30%	(11.10)%	4.43%

Ratios to average net assets[e]
Expenses	2.08%[f]	2.06%	2.07%	2.10%	2.08%	2.09%[g]
Net investment income	0.87%	0.77%[c]	0.29%	0.83%	0.86%	0.47%

Supplemental data
Net assets, end of period (000’s)	$34,388	$33,967	$39,007	$31,769	$30,862	$39,363
Portfolio turnover rate	8.82%	23.19%	28.17%	20.13%	27.30%	23.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.13%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

12 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.55	$23.30	$18.70	$15.56	$17.71	$17.07
Income from investment operations[a]:
Net investment income[b]	0.20	0.40 [c]	0.25	0.31	0.34	0.24
Net realized and unrealized gains (losses)	0.30	(1.27)	4.62	3.19	(2.15)	0.70
Total from investment operations	0.50	(0.87)	4.87	3.50	(1.81)	0.94
Less distributions from:
Net investment income	—	(0.55)	(0.27)	(0.36)	(0.34)	(0.30)
Net realized gains	—	(1.33)	—	—	—	—
Total distributions	—	(1.88)	(0.27)	(0.36)	(0.34)	(0.30)
Net asset value, end of period	$21.05	$20.55	$23.30	$18.70	$15.56	$17.71

Total return[d]	2.43%	(3.82)%	26.14%	22.53%	(10.22)%	5.53%

Ratios to average net assets[e]
Expenses	1.08%[f]	1.06%	1.07%	1.10%	1.08%	1.09%[g]
Net investment income	1.87%	1.77%[c]	1.29%	1.83%	1.86%	1.47%

Supplemental data
Net assets, end of period (000’s)	$12,081	$12,734	$10,679	$6,726	$6,144	$5,873
Portfolio turnover rate	8.82%	23.19%	28.17%	20.13%	27.30%	23.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.13%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Statement of Investments, June 30, 2015 (unaudited)
	Industry	Shares	Value
Common Stocks 98.7%
Belgium 0.5%
UCB SA	Pharmaceuticals	36,380	$2,610,608
Brazil 1.5%
Embraer SA, ADR	Aerospace & Defense	141,008	4,271,133
Petroleo Brasileiro SA, ADR	Oil, Gas & Consumable Fuels	355,805	3,220,035
			7,491,168
Canada 0.4%
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	80,808	2,225,617
China 9.9%
China Mobile Ltd.	Wireless Telecommunication Services	346,400	4,441,914
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	11,089,610	6,509,289
CNOOC Ltd.	Oil, Gas & Consumable Fuels	2,796,000	3,974,885
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	4,479,000	5,974,581
[a] GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	15,435,000	3,564,228
Greatview Aseptic Packaging Co. Ltd.	Containers & Packaging	5,500,000	3,121,916
Hilong Holding Ltd.	Energy Equipment & Services	9,344,000	2,712,197
Jintian Pharmaceutical Group Ltd.	Health Care Providers & Services	6,255,000	3,340,669
Shanghai Pharmaceuticals Holding Co.
Ltd., H	Health Care Providers & Services	1,505,100	4,193,966
Sinopharm Group Co.	Health Care Providers & Services	1,078,800	4,787,461
Springland International Holdings Ltd.	Multiline Retail	5,211,000	1,808,336
Weichai Power Co. Ltd., H	Machinery	1,480,000	4,954,558
			49,384,000
Denmark 0.8%
[a] H. Lundbeck AS	Pharmaceuticals	197,190	3,799,989
France 7.6%
AXA SA	Insurance	172,374	4,347,273
BNP Paribas SA	Banks	87,803	5,298,689
Cie Generale des Etablissements
Michelin, B	Auto Components	50,322	5,271,086
Compagnie de Saint-Gobain	Building Products	60,750	2,726,393
Credit Agricole SA	Banks	446,622	6,639,823
Sanofi	Pharmaceuticals	67,004	6,589,111
Technip SA	Energy Equipment & Services	44,900	2,778,155
Total SA, B	Oil, Gas & Consumable Fuels	89,638	4,352,515
			38,003,045
Germany 3.1%
[a] Commerzbank AG	Banks	230,010	2,938,877
[a] Deutsche Lufthansa AG	Airlines	183,830	2,369,314
HeidelbergCement AG	Construction Materials	37,730	2,990,888
Merck KGaA	Pharmaceuticals	48,320	4,813,133
Siemens AG, ADR	Industrial Conglomerates	24,462	2,483,627
			15,595,839
Hong Kong 2.0%
Kingboard Chemical Holdings Ltd.	Electronic Equipment, Instruments & Components	2,159,500	3,744,194
NewOcean Energy Holdings Ltd.	Oil, Gas & Consumable Fuels	13,654,200	6,376,475
			10,120,669

14 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
India 3.7%
Biocon Ltd.	Biotechnology	720,210	$5,224,957
Hero Motocorp Ltd.	Automobiles	82,046	3,257,535
Oberoi Realty Ltd.	Real Estate Management & Development	1,042,053	4,461,149
Torrent Pharmaceuticals Ltd.	Pharmaceuticals	267,461	5,476,667
			18,420,308
Indonesia 0.8%
Gudang Garam Tbk PT	Tobacco	1,120,700	3,791,005
Ireland 1.1%
CRH PLC	Construction Materials	195,077	5,504,658
Israel 1.8%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	148,587	8,781,492
Italy 2.5%
Eni SpA	Oil, Gas & Consumable Fuels	212,098	3,763,052
[a] Saipem SpA	Energy Equipment & Services	162,374	1,714,574
UniCredit SpA	Banks	1,040,625	6,987,341
			12,464,967
Japan 4.7%
Keihin Corp.	Auto Components	271,800	3,899,672
Nissan Motor Co. Ltd.	Automobiles	500,320	5,212,092
Sompo Japan Nipponkoa Holdings Inc.	Insurance	130,400	4,785,453
Toyota Motor Corp.	Automobiles	64,400	4,316,310
Unipres Corp.	Auto Components	240,200	5,030,089
			23,243,616
Netherlands 4.5%
Aegon NV	Insurance	507,634	3,729,310
Akzo Nobel NV	Chemicals	71,568	5,205,867
ING Groep NV, IDR	Banks	405,460	6,692,119
NN Group NV	Insurance	93,702	2,633,107
TNT Express NV	Air Freight & Logistics	469,965	3,985,233
			22,245,636
South Korea 6.9%
Hana Financial Group Inc.	Banks	332,662	8,631,195
Hyundai Mobis Co. Ltd.	Auto Components	26,078	4,937,780
KB Financial Group Inc.	Banks	244,247	8,049,654
POSCO	Metals & Mining	19,695	3,940,266
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	7,739	8,764,471
			34,323,366
Spain 0.8%
Telefonica SA	Diversified Telecommunication Services	266,161	3,781,945
Switzerland 3.4%
Credit Suisse Group AG	Capital Markets	250,457	6,883,483
Roche Holding AG	Pharmaceuticals	25,700	7,200,727
Swiss Re AG	Insurance	33,278	2,944,877
			17,029,087

franklintempleton.com

Semiannual Report | 15

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Taiwan 1.4%
Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	1,628,000	$3,846,208
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	1,701,000	3,027,768
			6,873,976
Thailand 0.5%
Bangkok Bank PCL, fgn.	Banks	426,900	2,253,820
Turkey 0.8%
Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	361,056	4,148,533
United Kingdom 10.9%
Aviva PLC	Insurance	617,386	4,776,824
BAE Systems PLC	Aerospace & Defense	353,874	2,508,384
Barclays PLC	Banks	1,148,057	4,698,372
BP PLC	Oil, Gas & Consumable Fuels	533,925	3,524,202
GlaxoSmithKline PLC	Pharmaceuticals	253,935	5,275,875
HSBC Holdings PLC	Banks	538,761	4,825,290
Kingfisher PLC	Specialty Retail	805,249	4,393,506
Lloyds Banking Group PLC	Banks	2,297,310	3,076,375
Marks & Spencer Group PLC	Multiline Retail	587,388	4,946,136
Petrofac Ltd.	Energy Equipment & Services	262,890	3,822,317
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	82,310	2,336,614
Serco Group PLC	Commercial Services & Supplies	1,106,680	2,051,541
Tesco PLC	Food & Staples Retailing	1,103,496	3,684,750
Vodafone Group PLC	Wireless Telecommunication Services	1,110,810	4,011,072
			53,931,258
United States 29.1%
Allegheny Technologies Inc.	Metals & Mining	162,800	4,916,560
[a] Allergan PLC	Pharmaceuticals	22,120	6,712,535
American International Group Inc.	Insurance	52,800	3,264,096
Amgen Inc.	Biotechnology	59,380	9,116,018
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	166,170	3,193,787
Baker Hughes Inc.	Energy Equipment & Services	51,680	3,188,656
Capital One Financial Corp.	Consumer Finance	67,250	5,915,983
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	149,700	1,672,149
Cisco Systems Inc.	Communications Equipment	170,530	4,682,754
Citigroup Inc.	Banks	139,450	7,703,218
Comcast Corp., A	Media	81,530	4,903,214
Comcast Corp., Special A	Media	22,100	1,324,674
CVS Health Corp.	Food & Staples Retailing	52,980	5,556,542
Gilead Sciences Inc.	Biotechnology	89,160	10,438,853
Halliburton Co.	Energy Equipment & Services	75,380	3,246,617
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	116,660	3,500,967
JPMorgan Chase & Co.	Banks	105,510	7,149,358
Macy’s Inc.	Multiline Retail	87,120	5,877,986
Medtronic PLC	Health Care Equipment & Supplies	88,590	6,564,519
[a] Michael Kors Holdings Ltd.	Textiles, Apparel & Luxury Goods	56,110	2,361,670
Microsoft Corp.	Software	224,700	9,920,505
Morgan Stanley	Capital Markets	187,080	7,256,833
[a] Navistar International Corp.	Machinery	225,780	5,109,401
Noble Corp. PLC	Energy Equipment & Services	203,210	3,127,402
Oracle Corp.	Software	76,440	3,080,532

16 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
Pfizer Inc.	Pharmaceuticals	193,764	$6,496,907
SunTrust Banks Inc.	Banks	74,260	3,194,665
Twenty-First Century Fox Inc., A	Media	149,200	4,855,714
			144,332,115
Total Common Stocks
(Cost $408,018,206)			490,356,717

		Principal
		Amount
Short Term Investments
(Cost $6,999,998) 1.4%
U.S. Government and Agency
Securities 1.4%
United States 1.4%
[b] Farmer Mac Discount Note, 7/01/15		$7,000,000	7,000,000
Total Investments
(Cost $415,018,204) 100.1%			497,356,717
Other Assets, less Liabilities
(0.1)%			(650,961)
Net Assets 100.0%			$496,705,756

[a]Non-income producing.
[b]The security is traded on a discount basis with no stated coupon rate.

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	GSCO	Sell 28,651,949		$30,500,000	9/14/15	$—	$(1,466,117)
Euro	GSCO	Sell 28,333,875		31,726,857	9/24/15	110,806	—
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						110,806	(1,466,117)
Net unrealized appreciation (depreciation)							$(1,355,311)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 29.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	17

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Financial Statements

Statement of Assets and Liabilities
June 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost	$415,018,204
Value	$497,356,717
Cash	123,050
Receivables:
Capital shares sold	382,902
Dividends	1,510,366
Unrealized appreciation on OTC forward exchange contracts	110,806
Other assets	211
Total assets	499,484,052
Liabilities:
Payables:
Capital shares redeemed	540,438
Management fees	373,785
Distribution fees	256,340
Transfer agent fees	89,294
Trustees’ fees and expenses	2,906
Unrealized depreciation on OTC forward exchange contracts	1,466,117
Accrued expenses and other liabilities	49,416
Total liabilities	2,778,296
Net assets, at value	$496,705,756
Net assets consist of:
Paid-in capital	$395,528,332
Undistributed net investment income	4,366,793
Net unrealized appreciation (depreciation)	80,972,831
Accumulated net realized gain (loss)	15,837,800
Net assets, at value	$496,705,756
Class A:
Net assets, at value	$450,236,613
Shares outstanding	21,385,910
Net asset value per share[a]	$21.05
Maximum offering price per share (net asset value per share ÷ 94.25%)	$22.33
Class C:
Net assets, at value	$34,388,441
Shares outstanding	1,675,130
Net asset value and maximum offering price per share[a]	$20.53
Advisor Class:
Net assets, at value	$12,080,702
Shares outstanding	573,978
Net asset value and maximum offering price per share	$21.05

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
18 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2015 (unaudited)

Investment income:
Dividends (net of foreign taxes of $663,481)	$7,525,834
Interest	382
Income from securities loaned	939
Total investment income	7,527,155
Expenses:
Management fees (Note 3a)	2,275,897
Distribution fees: (Note 3c)
Class A	579,956
Class C	172,019
Transfer agent fees: (Note 3e)
Class A	274,628
Class C	20,373
Advisor Class	7,389
Custodian fees (Note 4)	24,993
Reports to shareholders	30,403
Registration and filing fees	34,004
Professional fees	45,534
Trustees’ fees and expenses	27,433
Other	17,589
Total expenses	3,510,218
Expenses waived/paid by affiliates (Note 3f)	(28)
Net expenses	3,510,190
Net investment income	4,016,965
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	17,635,205
Foreign currency transactions	(1,359,580)
Net realized gain (loss)	16,275,625
Net change in unrealized appreciation (depreciation) on:
Investments	(7,217,934)
Translation of other assets and liabilities denominated in foreign currencies	(1,342,379)
Net change in unrealized appreciation (depreciation)	(8,560,313)
Net realized and unrealized gain (loss)	7,715,312
Net increase (decrease) in net assets resulting from operations	$11,732,277

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 19

TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$4,016,965	$8,744,560
Net realized gain (loss)	16,275,625	47,146,834
Net change in unrealized appreciation (depreciation)	(8,560,313)	(77,766,579)
Net increase (decrease) in net assets resulting from operations	11,732,277	(21,875,185)
Distributions to shareholders from:
Net investment income:
Class A	—	(10,508,041)
Class C	—	(490,740)
Advisor Class	—	(313,399)
Net realized gains:
Class A	—	(28,759,245)
Class C	—	(2,106,315)
Advisor Class	—	(774,247)
Total distributions to shareholders	—	(42,951,987)
Capital share transactions: (Note 2)
Class A	(32,493,553)	(52,591,261)
Class C	(204,260)	(686,220)
Advisor Class	(965,044)	3,635,999
Total capital share transactions	(33,662,857)	(49,641,482)
Net increase (decrease) in net assets	(21,930,580)	(114,468,654)
Net assets:
Beginning of period	518,636,336	633,104,990
End of period	$496,705,756	$518,636,336
Undistributed net investment income included in net assets:
End of period	$4,366,793	$349,828

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

franklintempleton.com

Semiannual Report | 21

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

22 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2015, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

franklintempleton.com

Semiannual Report | 23

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting h. Guarantees and Indemnifications

Policies (continued) Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities g. Accounting Estimates arising out of the performance of their duties to the Fund.

The preparation of financial statements in accordance with U.S. Additionally, in the normal course of business, the Fund enters GAAP requires management to make estimates and assump- into contracts with service providers that contain general tions that affect the reported amounts of assets and liabilities at indemnification clauses. The Fund’s maximum exposure under the date of the financial statements and the amounts of income these arrangements is unknown as this would involve future and expenses during the reporting period. Actual results could claims that may be made against the Fund that have not yet differ from those estimates. occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,046,787	$22,302,079	2,193,663	$50,774,623
Shares issued in reinvestment of distributions	—	—	1,560,525	32,628,538
Shares redeemed	(2,590,351)	(54,795,632)	(5,845,932)	(135,994,422)
Net increase (decrease)	(1,543,564)	$(32,493,553)	(2,091,744)	$(52,591,261)
Class C Shares:
Shares sold	100,000	$2,094,872	114,428	$2,587,515
Shares issued in reinvestment of distributions	—	—	119,306	2,445,040
Shares redeemed	(111,046)	(2,299,132)	(254,875)	(5,718,775)
Net increase (decrease)	(11,046)	$(204,260)	(21,141)	$(686,220)
Advisor Class Shares:
Shares sold	48,031	$1,023,358	285,696	$6,624,653
Shares issued in reinvestment of distributions	—	—	41,494	865,218
Shares redeemed	(93,669)	(1,988,402)	(165,983)	(3,853,872)
Net increase (decrease)	(45,638)	$(965,044)	161,207	$3,635,999

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Investments (Asia) Limited (FTIA)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

24 | Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

Under a subadvisory agreement, TAML and FTIA, affiliates of TIC, provide subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$29,215
CDSC retained	$1,326

franklintempleton.com

Semiannual Report | 25

TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2015, the Fund paid transfer agent fees of $302,390, of which $175,675 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$418,460,582

Unrealized appreciation	$128,774,145
Unrealized depreciation	(49,878,010)
Net unrealized appreciation (depreciation)	$78,896,135

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $44,407,495 and $67,896,242, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

26 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange
contracts	Unrealized appreciation on OTC	$110,806	Unrealized depreciation on OTC	$1,466,117
	forward exchange contracts		forward exchange contracts

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized Gain		Appreciation
Not Accounted for as	Statement of Operations	(Loss) for the	Statement of Operations	(Depreciation)
Hedging Instruments	Locations	Period	Locations	for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation
(depreciation) on:
Foreign exchange
contracts	Foreign currency transactions	$(1,191,156)[a]	Translation of other assets and liabilities $(1,355,311)[a]
denominated in foreign currencies

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2015, the average month end fair value of derivatives represented 0.22% of average month end net assets. The average month end number of open derivative contracts for the period was 1.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

franklintempleton.com

Semiannual Report | 27

TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]	$490,356,717	$—	$—	$490,356,717
Short Term Investments	—	7,000,000	—	7,000,000
Total Investments in Securities	$490,356,717	$7,000,000	$—	$497,356,717

Other Financial Instruments
Forward Exchange Contracts	$—	$110,806	$—	$110,806

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$1,466,117	$—	$1,466,117

[a]For detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

28 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty	Selected Portfolio
GSCO Goldman Sachs Group, Inc.	ADR	American Depositary Receipt
	IDR	International Depositary Receipt

franklintempleton.com

Semiannual Report | 29

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, they receive an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments

30 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

SHAREHOLDER INFORMATION

including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2014, as well as the previous 10 years ended December 31, 2014, in comparison to a performance universe consisting of all retail and institutional global multi-cap value funds as selected by Lipper. The Lipper report showed the Fund’s total return during 2014 to be in the lowest performing quintile of its Lipper performance universe, and on an annualized basis to be in the middle performing quintile of such Lipper performance universe for the previous three-year period, the second-lowest performing quintile of such universe for the previous five-year period, and in the second-highest performing quintile of such universe for the previous 10-year period. After discussing with management the reasons for the Fund’s lagging performance and agreeing to monitor the Fund on an ongoing basis, the Board found the Fund’s overall comparative performance as set forth in the Lipper report to be acceptable, noting that the Fund’s annualized three-year performance was 13.84%. The Board also noted that during the past 10-year period, the Fund’s performance met or exceeded the median of its peer universe in six of the 10 years.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the

Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. Lipper’s expense comparison report showed the Fund’s contractual investment management fee rate to be within seven basis points of the median for the Lipper expense group and its actual total expense ratio to be approximately four basis points above the median for such expense group. The Board found the expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper reports to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a

franklintempleton.com

Semiannual Report | 31

TEMPLETON GLOBAL OPPORTUNITIES TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s management advisory fee by class schedule is at the rate of 0.90% on the first $200 million of Fund net assets; 0.885% on the next $500 million of Fund net assets; and declines incrementally thereafter until being reduced to a fixed rate of 0.725% on net assets in excess of $20 billion. At the end of 2014, the Fund’s net assets were approximately $519 million. To the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of management fees provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

32 | Semiannual Report

franklintempleton.com

Semiannual Report and Shareholder Letter
Templeton Global Opportunities Trust

Investment Manager
Templeton Investment Counsel, LLC

Subadvisors
Templeton Asset Management Ltd.
Franklin Templeton Investments (Asia) Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	415 S 08/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

By /s/ LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 27, 2015

By  /s/ MARK H. OTANI

      Mark H. Otani

Chief Financial Officer and

      Chief Accounting Officer

Date  August 27, 2015